THIS LEASE AGREEMENT, made the     day of         1996,

     Between

     LUCKY REALTY LLC residing or located at 290 Ferry Street in the City of Newark in the County of Essex and State of New
Jersey, herein designated as the Landlord,

     And

     BROAD NATIONAL BANK, a National Banking Association residing or located at 905 Broad Street in the City of Newark in the County of Essex and State of New Jersey, herein designated as the Tenant;

     WITNESSETH THAT, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following described premises:

          Approximately 800 sq. ft. with parking spaces located at 290 Ferry Street, Newark, New Jersey.

for a term of five (5) years commencing on December 1 1995, and ending on November 30 2,000, to be used and occupied only and for no other purpose than a banking facility

     UPON THE FOLLOWING CONDITIONS AND COVENANTS:

     1st: The Tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, the sum of $

1st year: $1,000 monthly           3rd year:  $1,500 monthly
2nd year: $1,250 monthly           4th year:  $1,650 monthly
5th year: $1,750 monthly

     2nd: The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all repairs, including painting and decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.

     3rd: In case of the destruction of or any damage to the glass in the leased premises, or the destruction of or damage of any kind whatsoever to the said premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage or replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense.

     4th: No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury.

     5th: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

     6th: The Tenant shall pay when due all the rents or charges for water or other utilities used by the Tenant, which are or may be assessed or imposed upon the leased premises or which are or may be charged to the Landlord by the suppliers thereof during the term hereof, and if not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within 30 days of demand therefor, whichever occurs sooner.

     7th: The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

     8th: The Tenant, at Tenant's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or persons, for limits of not less than $500,000 for injuries to one person and $500,000 for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than $250,000. The policy or policies of insurance shall be of a company or companies authorized to do business in this State and shall be delivered to the Landlord, together with evidence of the payment of the premiums therefor, not less than fifteen days prior to the commencement of the term hereof or of the date when the Tenant shall enter into possession, whichever occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefor. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses, costs, attorney fees and from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy by the Tenant and the conduct of the Tenant's business.

     9th: The Tenant shall not, without the written consent of the Landlord, assign, mortgage or hypothecate this lease, nor sublet or sublease the premises or any part thereof.

     10th: The Tenant shall not occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for any purpose other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.

     11th: This lease shall not be a lien against the said premises in respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording and the

Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of cancelling this lease, and the term hereof is hereby expressly limited accordingly.

     12th: If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or
acquire the said lands and premises or any portion thereof.   The
Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designed by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of Tenant's breach hereof.

     13th: In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the opinion of the Landlord, the premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. However, if, in the option of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end. [Last two sentences deleted.]

     14th: If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

     15th: The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

     16th: The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the premises to persons wishing to rent or purchase the same, and Tenant agrees that on and after next preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the front of said premises or any part thereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

     17th: If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and in insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant fifteen days notice in writing of the Landlord's intention so to do, and upon the giving of such notice, this lease and the term thereof shall terminate. If by reason of the use to which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner.

     18th: Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

     19th: If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

     20th: Upon the occurrence of any of the contingencies set forth in the preceding clause, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant or to any trustee, receive, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

     21st: The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, airconditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or of the Landlord or the Landlord's or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the landlord, of any services to be furnished or supplied by the Landlord.

     22nd: The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

     23rd: This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

     24th: The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

     25th: All notices required under the terms of this lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

     26th: The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premises for the term aforementioned.

     27th: This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

     28th:  [Section deleted.]

     29th: If any mechanic's or other liens shall be created or filed against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall upon demand, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notices of Intention that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this lease, in addition to such as are permitted by law.

     30th:  [Section deleted.]

     31st: The Tenant has this day deposited with the Landlord the sum of $1,500 as security for the payment of the rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion and title to said premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings, or the exercise of a right of taking or entry by any mortgagee. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's ownership of the reversion or title. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.

     The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

     In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.

SIGNED, SEALED AND DELIVERED            LUCKY PLAZA LLC
     IN THE PRESENCE OF
     OR ATTESTED BY
                                   By:                 Landlord

                                        BROAD NATIONAL BANK


                                   By:                 Tenant




STATE OF NEW JERSEY, COUNTY OF               SS.:
     I CERTIFY that on                  , 19      ,
                                        personally came before me
and acknowledged under oath, to my satisfaction, that this person (or if more than one, each person):
     (a)  is named in and personally signed this document; and
     (b) signed, sealed and delivered this document as his or her act and deed.


                         (Print name and title below signature)


STATE OF NEW JERSEY, COUNTY OF                    SS.:
     I CERTIFY that on                  , 19      ,

personally came before me, and this person acknowledged under oath, to my satisfaction, that:
     (a)  this person is the            secretary of
                         the corporation named in this document;
     (b) this person is the attesting witness to the signing of this document by the proper corporate officer who is
                              the            President of the
corporation;
     (c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors;
     (d) this person knows the proper seal of the corporation which was affixed to this document; and
     (e) this person signed this proof to attest to the truth of these facts.

Signed and sworn to before me on                  , 19      .
               (Print name of attesting witness below signature)





                                   LEASE


                                    TO

Dated,                        ,19

Expires,

Rent, $




Prepared by:

                            ASSIGNMENT OF LEASE

     For one dollar and other good and valuable consideration, the Tenant as Assignor, assigns this Lease and all the Assignor's rights and privileges therein, including any and all monies deposited with the Landlord as security, subject to all the terms, covenants and conditions contained therein; and the Assignee accepts this Assignment of Lease and assumes and agrees to comply with and be bound by the terms, covenants and conditions in said Lease contained. The signature of the Landlord hereto is evidence of the Landlord's consent to and acceptance of this Assignment of Lease.



                         Assignee                      Assignor




                                                       Landlord

                              RIDER TO LEASE

                   BETWEEN LUCKY PLAZA LLC, AS LANDLORD

                                    AND

                      BROAD NATIONAL BANK, AS TENANT


     1. In the event of any inconsistency between a provision of this Rider and any provision of the printed portion of the Lease to which this Rider is attached, this Rider shall be controlling.

     2. Paragraph 2nd is hereby amended to add the following at the end thereof:

          "The Landlord represents that at the time of commencement of this Lease and during the Term, all building systems serving the Premises including all HVAC systems will be in good working order and the roof of the building will be free from leaks. Landlord shall be responsible for the care, repair and maintenance of the structural, HVAC and exterior of the premises."

     3. Paragraph 4th is hereby amended to add the following at the end thereof:

          "Landlord expressly consents to all improvements necessary for operation of the premises as a banking facility. Tenant shall have the right to remove its equipment, alterations, improvements, personal property and fixtures, provided the Tenant repairs all damage caused by such removal. In addition, alterations or improvements which costs less than $25,000 shall not require the Landlord's consent, provided the Tenant complies with all municipal ordinances in connection therewith."

     4. Paragraph 9th is hereby amended to add the following at the end thereof:

          "Without the Landlord's consent, such consent not to be unreasonably withheld or delayed. Notwithstanding anything to the contrary contained herein, the Tenant shall have the right, without the Landlord's consent, at any time during the term of this Lease to assign this Lease or sublet all or portions of the premises to any entity (i) owned and/or controlled by the Tenant or which shall hold the majority of the Tenant's stock; (ii) which is the result of any merger, consolidation or reorganization of the Tenant; or (iii) which shall purchase substantially all of the assets of the Tenant (collectively, "Business Assignment"); provided, however, in the event of any Business Assignment, the entity which is either owned and/or controlled by the Tenant or which holds a majority of the Tenant's stock, or the entity resulting from a merger, consolidation or reorganization of the Tenant or, which shall purchase substantially all the assets of the Tenant shall execute an assumption of this Lease, which assumption will provide that such entity has assumed each and every obligation of this Lease. Further, the Tenant shall have the right, from time to time, to sublet the Premises without the Landlord's consent solely to a banking related use or entity."

     5. Paragraph 11th is hereby amended to add the following at the end thereof:

          "Notwithstanding the foregoing, the Tenant's subordination to any existing or future mortgage or ground lease shall be conditioned upon the receipt by the Tenant of nondisturbance agreements in form and substance reasonably satisfactory to the Tenant, the mortgagee and/or the ground lessor. With respect to any existing mortgage, if a fully executed nondisturbance agreement, as aforesaid, is not delivered to the Tenant prior to the Commencement Date, the Tenant shall have the right to terminate this Lease upon twenty (20) days' written notice to the Landlord and this Lease shall terminate as of the date set forth in such notice, unless prior to such date, a fully executed nondisturbance agreement is delivered to the Tenant.

     6. Paragraph 12th is hereby amended to add the following at the end thereof:

          "In the event of a condemnation which materially affects the Tenant's use of the premises, the Tenant shall have the right to terminate this Lease upon giving the Landlord sixty
(60) days' written notice of its intention. In the event of a partial condemnation, Basic Rent shall be adjusted in proportion to the premises remaining as part of the tenancy.

     7. Paragraph 13th is hereby amended to add the following to the end thereof:

          "Notwithstanding the foregoing, if the damage cannot be repaired or the Landlord has not completed, or caused to be completed, the repair and restoration of the casualty damage within sixty (60) days after the casualty, the Tenant shall have the right to terminate this Lease upon thirty (30) days' written notice to the Landlord."

     8. Paragraph 15th is hereby amended to add the following sentence after the first sentence:

          "The Landlord shall cause such repairs to be performed in such a way as to cause the minimum of inconvenience to the

Tenant in the operation of the Tenant's business in the Premises and to cause said work to be accomplished in as expeditious a manner as is reasonably practical."

     9. Paragraph 19th is hereby amended to add to the end thereof:

          "Landlord shall not be entitled to exercise any of its remedies hereunder or by law upon a default by Tenant unless and until Landlord shall provide Tenant with written notice of such default, and Tenant shall have a period of thirty (30) days from the date of receipt of notice of such default to cure such default, or to diligently commence curing such default if the default cannot with reasonable diligence be cured within such thirty (30) day period."

     10. Paragraph 21st is hereby amended to add the following to the end thereof:

          "If the interior of the Premises become substantially untenantable for more than seventy-two (72) consecutive hours for reasons not attributable to the Tenant, its agents, employees or invitees, and, as a result, the Tenant does not open for business, the Basic Rent shall abate until the Tenant is open for business."

     11.  Landlord's Insurance and Indemnity.

          (a) Throughout the term of this Lease, the Landlord shall maintain, or cause to be maintained, (i) full replacement value extended coverage casualty insurance with respect to the Condominium and the Premises; and (ii) comprehensive general public liability insurance in commercially reasonable amounts.

          (b)  Anything in this Lease to the contrary
notwithstanding, the Landlord covenants and agrees that it will indemnify, defend and save harmless the Tenant against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including without limitation, reasonable attorneys' fees which may be imposed upon or incurred by the Tenant by reason of the following occurring during the term of this Lease:

          (i) Any matter, cause or thing arising out of the Landlord's use, occupancy, control or management of the Premises;

          (ii) Any negligence on the part of the Landlord or any of its agents, contractors, servants, employees, licensees or invitees;

          (iii) Any accident, injury, or damage to any person or property occurring in or about the exterior areas of the Premises or anywhere caused by the Landlord;

          (iv) Any failure on the part of the Landlord to perform or comply with any of the covenants, agreements, terms or conditions contained in the Lease on its part to be performed or complied with; and

          (v) The discovery of any Hazardous Material (as hereinafter defined) in the Premises or the Condominium, where the presence of such Hazardous Material is attributable to the Landlord or any prior tenant of the Premises. The term "Hazardous Material" means any materials or substances defined or included in the definition of "hazardous substances", "hazardous wastes" and/or "hazardous materials" under any federal, state or local environmental laws, rules, regulations or ordinances.

     12. Landlord Repairs: Except as otherwise expressly set forth herein, the Landlord agrees, at its sole cost and expense, during the term of this Lease and so long as this Lease shall be in full force and effect to (i) make, or cause to be made, all structural and exterior repairs or replacements to the Premises.

     13. Lease Construction: If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extend permitted by law. As used throughout this document, the terms "Premises", "leased premises" and "unit" are interchangeable and shall have the same meaning.

     14. ISRA Compliance. Tenant's use of the Premises shall be limited to retail banking purposes and/or general office purposes and all related and ancillary uses. Landlord represents that the Premises comply with the Industrial Site Recovery Act N.J.S.A. 13:1K-6 et seq. and the regulations promulgated thereunder (ISRA) by the New Jersey Department of Environmental Protection ("NJDEP"). If compliance with ISRA becomes necessary because of any action or inaction on the part of the Landlord, including but not limited to, the Landlord's execution of a contract for the sale of the Premises, any change in ownership of the Premises, initiation of bankruptcy proceedings, the Landlord's assets or any other event which triggers ISRA, then the Landlord shall comply with ISRA and all requirements of the NJDEP at the Landlord's sole expense.

     15. Right of Early Termination. Tenant shall have the absolute right, at its option, to terminate this Lease inclusive of any renewal terms at any time upon 120 days' prior written notice whereupon this Lease shall terminate on the date specified in the notice.

     16. Brokerage. The Landlord and the Tenant each represent to the other that it has dealt with no real estate broker in connection with this Lease and agree that if any claim should be made for commissions by any broker by reason of the acts of the Landlord or the Tenant or the acts of their representatives, such party will indemnify and save harmless the other from any and all claims, demands, losses, liabilities, judgments, costs, expense, attorneys' fees or other damages resulting from, arising out of, or in connection therewith.

     17. Option to Renew. Tenant is hereby granted four (4) consecutive five (5) year options to renew this Lease (each a "Renewal Term", collectively, the "Renewal Terms"). The same terms of the Lease shall apply, except that the Basic Rent for each Renewal Term shall be negotiated between the parties and in the event the parties cannot agree upon a new rental, then either party can declare the Lease terminated. The renewal terms shall be automatically effectuated unless the tenant shall advise the landlord in writing within sixty (60) days of the commencement of the renewal term of Tenant's intention not to renew.

     18. Drive Through Teller. Notwithstanding anything to the contrary herein, the Landlord agrees that the Tenant shall have the right to install a drive through facility or banking kiosk either annexed to the exterior of the building. In addition, the Tenant shall have the right to install an automatic teller machine either attached to the exterior of the building or in conjunction with the drive through facility or the banking kiosk. The Tenant will pay all costs in connection with the installation and maintenance of such accessory banking facilities including any costs incurred in obtaining governmental approvals for same, however, the Landlord agrees to cooperate with the Tenant in connection therewith. If the Tenant installs any accessory banking facilities, same shall be deemed to be part of the Premises, however, no Basic Rent or additional rent shall be payable by the Tenant in connection therewith.

     19. Tenant's Contingencies. This lease is expressly subject to and contingent upon the Tenant obtaining any and all regulatory and banking approvals ("Banking Approvals") from state or federal entities having jurisdiction in order to permit the Tenant to occupy the Premises and carry on its business operations therein as contemplated by this Lease. In the event Banking Approvals are not obtained by the Tenant within one (1) month from the date this Lease is fully executed or are not in full force and effect upon the Commencement Date, then Tenant shall have the right at its option, to terminate this Lease upon fifteen (15) days notice to the Landlord, whereupon there shall be no further liability between the parties under this Lease.

     20.  Landlord Representations and Warranties.

          (a) The Landlord, to its knowledge, hereby represents and warrants to the Tenant upon which warranties and representations the Tenant has relied in executing and delivering this Lease that:

               (i) The Landlord has no actual knowledge of, and has rejected no notice of, any outstanding violation of any governmental law, rule, statute, ordinance, or regulation affecting the Premises.

               (ii) No other person, firm or entity shall have any rights in or right to acquire any fee or leasehold interest in the Premises or any part thereof from the Landlord.

               (iii) All required federal, state and local permits, consents and approvals, if any, concerning or related to environmental protection and regulation of the Premises have been secured and are current and shall be properly maintained.

               (iv) There are no pending actions against the Landlord, or any prior tenant of the Premises with respect to any such tenant's activities in the Leased Premises, under any Environmental Law, and the Landlord has not received any notice in any form of such an action, or of a possible action.

               (v) There have not been nor are there now any releases of hazardous substances (as that term is defined in any of the Environmental Laws) or hazardous substances present in, on, over, at, from, into or onto any portion of the Premises or the Condominium other than in de minimis quantities solely in connection with the operation of the Building.

               (vi) The Landlord shall promptly notify the Tenant in the event it receives:

                    A.   Any notices or correspondence from the
Environmental Protection Agency or the New Jersey Department of Environmental Protection alleging the presence or release of any hazardous substances or environmental contaminants, in, on, around or under the Premises or the Condominium; or

                    B.   Any information suggesting or
demonstrating the release or presence of any hazardous substances or environmental contaminants in, on, around or under the Premises or the Condominium.

               (vii) The Landlord has no actual knowledge of the existence of any asbestos in or on the premises.

          (b) The Landlord hereby indemnifies and holds harmless (and shall, at the Tenant's option, defend) the Tenant, its employees, agents, guests, visitors and invitees, of from and against any and all costs, expense (including without limitation reasonable attorneys' and environmental consultants' fees) loss, damage, or liability arising directly or indirectly from a breach by the Landlord of any of the representations or warranties contained in this Paragraph or this Lease.

     21.  Waiver of Distraint.

          (a) Notwithstanding anything to the contrary contained in this Lease, the Tenant may, from time to time, without Landlord's consent, secure financing or general credit lines and grant the lenders as security therefor a security interest in the Tenant's trade fixtures, personalty, inventory and equipment.

          (b) The Landlord hereby expressly waives any and all rights to be granted by or under any present or future laws to levy or distrain for rent, in arrears, in advance or both, on any goods, merchandise, equipment, fixtures, furniture, or other personal property of the Tenant, or any subtenant or licensee of the Tenant in the Premises or to be delivered thereto.

     22. Tenant's Self Help. If the Landlord shall default in the performance or observance of any agreement or condition in this Lease contained on its part to be performed or observed, or shall default in the payment of any tax or other charge which shall be a lien upon the Premises, and if the Landlord shall not cure such default within thirty (30) days after notice from the Tenant specifying the default (or shall not within said period commence to cure such default and thereafter prosecute the curing of such default to completion with due diligence), the Tenant may at its option, without waiving any claim for damages for breach of agreement, at any time thereafter cure such default for the account of the Landlord and any amount paid or any contractual liability incurred by the Tenant in so doing shall be deemed paid or incurred for the account of the Landlord, and the Landlord agrees to reimburse the Tenant therefor or save the Tenant harmless therefrom; provided that the Tenant may cure any such default as aforesaid prior to the expiration of said waiting period to protect the real estate or the Tenant's interest therein, to prevent injury or damage to persons or property, or to enable the Tenant to conduct its business in the Premises.

          Notwithstanding anything to the contrary contained herein, in the case of emergency, notice required pursuant to this Paragraph may be given orally, or in any other reasonably due and sufficient manner having regard to the emergency and the attending circumstances. If any such notice shall not be given in the manner described in this Lease, then, as soon thereafter as may be practicable such notice shall be followed up by notice given in the manner described in herein.

     23. Memorandum of Lease. Upon the execution of this Lease, the Landlord and the Tenant shall execute a Memorandum of Lease in form and substance satisfactory to counsel for each party, which Memorandum of Lease may be recorded, at the Tenant's sole cost and expense.

     24. Tenant's Exclusive. Landlord shall not, during the term of this Lease, lease any part of the building in which the premises is located to any other banking, financial institutions or securities or brokerage institutions and the Landlord shall not lease space to any tenant who would in the Tenant's reasonable opinion violate such exclusive (including for example Merrill Lynch or similar operations). If the granting of the foregoing exclusive by the Landlord to the Tenant is violative of any state or federal rules, laws, regulations, ordinances or the like or if it is determined that the foregoing exclusive is unenforceable, at the present time or any time in the future, said exclusive shall be void ab initio and of no further force and effect.

     25. Alarm Systems. Notwithstanding anything to the contrary herein, the Tenant shall have the right at its sole cost and expense to install a security system in the Premises of a type which is deemed necessary by the Tenant in its sole discretion.

     26. Tenant is authorized to install two (2) flag poles of Tenant's choosing outside of the premises.

     27. Landlord agrees to pay all real estate taxes and assessment on the subject premises without contribution from the Tenant.

     28.  The Landlord is a Tenant of the owner of the premises.
Pursuant to the terms of the Landlord's lease with the owner.
Landlord is duly authorized to sub-let the premises to tenant herein.

     29. Tenant shall have the right, subject to compliance with municipal ordinances, to place signage upon the interior and exterior of the premises, including the roof.

WITNESS:

                              LUCKY PLAZA LLC

                              BY:



                              BROAD NATIONAL BANK


                              BY: